SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018

Abtech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52762	14-1994102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4110 N. Scottsdale Road, Suite 235 Scottsdale, Arizona 85251
(Address of principal executive offices)

480-874-4000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On December 10, 2018, direct holders of approximately 97% of the outstanding shares of common stock (the “Contributing Stockholders”) of Abtech Holdings, Inc., a Nevada corporation (the “Company”), filed a Schedule 13E-3 with the Securities and Exchange Commission to disclose their intent to take the Company private pursuant to a short form merger (“Merger”) under Section 92A.180 of the Nevada Revised Statutes (“NRS 92A.180”). The terms of the Merger are described in more detail in the transaction statement filed as part of the Schedule 13E-3 filed by the Contributing Stockholders on December 10, 2018 (the “Transaction Statement”).

The Company was informed of the Merger by the Contributing Stockholders on December 10, 2018 and filed a Current Report on Form 8-K on December 13, 2018. The Board of Directors of the Company did not approve, and pursuant to NRS 92A.180 is not required to approve, any action in connection with the Merger. Further, pursuant to NRS 92A.180, a vote of the stockholders of the Company is not required to effect the Merger.

Under Section 92A.240 of the Nevada Revised Statutes (“NRS”), the effective date of the Merger will be upon the filing of the articles of merger with the Secretary of State of the State of Nevada. Additionally, the Company understands the effective date of the merger is expected to occur 20 days following the date of the mailing of the Schedule 13E-3, or such later date as may be required to comply with Rule 13e-3 under the Securities Exchange Act of 1934, as amended, and all other applicable laws.

Pursuant to the proposed Merger, each outstanding share of common stock of the Company other than those shares beneficially owned by the Contributing Stockholders and any shares owned by stockholders who properly exercise their statutory right to dissent under Chapter 92A (Section 300 through 500 inclusive) of the NRS will be converted into the right to receive $1.10 per share in cash, without interest. The statutory right of each stockholder to dissent from the Merger under Chapter 92A of the NRS, and the process by which a stockholder may exercise this statutory right, is described in detail in the Transaction Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2018

ABTECH HOLDINGS, INC.,
a Nevada corporation

By:	/s/ Glenn R. Rink
Glenn R. Rink
President and Chief Executive Officer